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                                                            EXHIBIT 10 (a) (17)

                     INTER*ACT ELECTRONIC MARKETING, INC.

                            SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (the "Agreement") by and between Inter*Act Electronic Marketing, Inc., a North Carolina corporation (the "Corporation") and the undersigned subscriber (the "Subscriber") for shares of the Corporation's 10% Series C Mandatorily Convertible Preferred Stock ("Preferred Stock") and Common Stock Purchase Warrants ("Warrants") being offered pursuant to the terms described in a Confidential Private Placement Memorandum dated ______________ (the "Memorandum").

         WHEREAS, the Corporation has offered the Subscriber an opportunity to purchase units consisting of one share of Preferred Stock and one Warrant to purchase shares of Common Stock of the Corporation (the "Units") pursuant to a private offering (the "Offering") of up to 250,000 Units pursuant to the terms described in the Memorandum that has been delivered to the Subscriber by the Corporation,

         WHEREAS, the Subscriber desires to purchase certain of the Units being offered;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. The Subscriber hereby subscribes and agrees to purchase, subject to the terms and conditions of this Subscription Agreement (the "Agreement") the number of Units set forth at the end of this Agreement. This subscription and Agreement represent an irrevocable offer by the Subscriber to subscribe for such number of Units, except as expressly provided herein. This Agreement, subject to the terms hereof, shall become a contract for the sale of said Units upon the acceptance thereof by the Corporation on or before February 11, 2000, or such later date to which the Corporation may extend the Offering.

         2. The Corporation reserves the unrestricted right to accept or reject this subscription, in whole or in part and to withdraw this offer at any time, as provided in the Memorandum. The subscription will not become effective unless and until accepted by the Corporation.

         3. Please check the method of payment.

         [ ] This subscription is accompanied by a check in an amount representing $100.00 for each Unit to which the Subscriber has subscribed. The check is payable to "Bank of America, as Escrow Agent for Inter*Act Electronic Marketing, Inc." (the "Escrow Agent") as Escrow Agent for both the Subscriber and the Corporation.

         [ ] The Subscriber has wired funds in an amount representing $100.00 for each Unit to which the Subscriber has subscribed to the following account:

                              Bank of America, N.A.
                              ABA # 111000025
                              Credit to FTA 018-00-1981-0
                              Attention:       Settlements





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                              Reference:       Inter*Act Systems Escrow Account
                              Account No:      10-02-002-0006874

         4. If this subscription is not accepted by the Corporation by February 11, 2000, or such later date to which the Corporation may extend the Offering, the Escrow Agent shall promptly return the full amount of the Subscriber's deposit with interest to the Subscriber. If this subscription is accepted by the Corporation, the Escrow Agent shall pay the full amount of the Subscriber's deposit, plus interest earned thereon, into an account established by the Corporation.

         5. The Subscriber hereby makes the representations and warranties set forth below with the express intention that they be relied upon by the Corporation in determining the suitability of the Subscriber to purchase Units:

                  a. The Subscriber is fully aware that the Units (including the Preferred Stock, the Warrants and the underlying Common Stock) have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state securities law. The Subscriber further understands that the Units are being sold in reliance on the exemptions from the registration requirements of the Act provided by
         Section 4(2) thereof and by Regulation D promulgated thereunder, and in reliance on exemptions from the registration requirements of the applicable state law, on the ground that the Offering involved has been limited to "accredited investors" within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the "1933 Act"), and existing shareholders of the Corporation who are "qualified investors," within the meaning of Rule 506 under the 1933 Act are also eligible provided that the total number of all such qualified investors does not exceed 35.

                  b. The Subscriber is acquiring the Units for his, her or its own account as principal for the Subscriber's investment and not with a view to resale or distribution;

                  c. The Subscriber has been furnished and has carefully read the Memorandum and the attachments thereto and enclosures therewith and has been given the opportunity to ask questions of, and receive answers from, the Corporation concerning the terms and conditions of the Offering and to obtain such additional information that the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained therein or information that has been otherwise provided by the Corporation;

                  d. The Subscriber fully understands and agrees that the Subscriber must bear the economic risk of investment in the Units for an indefinite period of time because, among other reasons, the Units (including the Preferred Stock, the Warrants and the underlying Common Stock) have not been registered under the Act, or under any applicable state securities laws, and, therefore, cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under any applicable securities laws or an exemption from such registration is available. The Subscriber further understands and agrees that the Corporation will not honor any attempt by the Subscriber to sell, pledge, transfer or otherwise dispose of any of the Units (including the Preferred Stock, the Warrants and the

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         underlying Common Stock) in the absence of an effective registration statement for such securities or an opinion of counsel satisfactory to the Corporation that an exemption from any applicable registration requirements is available. The Subscriber further understands that the Corporation is under no obligation to register the Units (including the Preferred Stock, the Warrants and the underlying Common Stock) or make an exemption from registration available and that the Corporation has not represented that it will make any attempt to so register the Units (including the Preferred Stock, the Warrants and the underlying Common Stock) or to make such an exemption thereto available;

                  e. The Subscriber understands that the certificate(s) representing the Preferred Stock will bear restrictive legends substantially in the following form:

                           THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

                           THE SHARES OF COMMON STOCK INTO WHICH THE SHARES
                  REPRESENTED BY THIS CERTIFICATE ARE CONVERTIBLE, AND THE TRANSFER THEREOF, ARE SUBJECT TO THE PROVISIONS OF THAT CERTAIN SHAREHOLDERS' AGREEMENT DATED AS OF APRIL 16, 1993, AS AMENDED AND AS MAY BE SUBSEQUENTLY AMENDED. COPIES OF THE SHAREHOLDERS' AGREEMENT AND AMENDMENTS THERETO ARE ON FILE IN, AND MAY BE EXAMINED AT, THE PRINCIPAL OFFICE OF THE CORPORATION.

         and that the Warrants will bear substantially similar legends.

                  f. The Subscriber has sought such accounting, legal and tax advice as the Subscriber has considered necessary to make an informed investment decision;

                  g. The Subscriber is aware that no federal or state agency has made any finding or determination as to the fairness of an investment in the Units, nor any recommendation or endorsement of any such investment; and

                  h. The Subscriber has delivered herewith a Representation of Accredited Investor (attached hereto as Exhibit 1) or a Representation of Qualified Investor (attached hereto as Exhibit 2), as the case may be, and the Subscriber represents that the information contained in such Representation is true and accurate as of the date hereof. The Subscriber

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         agrees to advise the Corporation if any of the information contained in the Representation materially changes prior to acceptance of this subscription.

                  i. The Subscriber has delivered herewith a Form W-9 - Request for Taxpayer Identification Number and Certification (attached as
         Exhibit 3 hereto), and the Subscriber represents that the information contained in such Form W-9 is true and accurate as of the date hereof. The Subscriber agrees to supplement the information in such Form W-9 as may be necessary to ensure that the information contained in such Form W-9 remains correct in all material respects.

         6. The Subscriber acknowledges that subscribers who upon conversion of their shares of Preferred Stock would own more than 1% of the total number of shares of outstanding Common Stock ("Eligible Holders") will be entitled to the registration rights set forth on Exhibit 4 hereto. The Subscriber agrees to be bound by the terms set forth on Exhibit 4 hereto to the extent that it attempts to exercise registration rights in respect of Common Stock issued upon conversion of its shares of Preferred Stock.

         7. The Subscriber acknowledges that the Common Stock of the Corporation into which the shares of Preferred Stock are convertible and for which the Warrants are exercisable will be issued subject to a Shareholders' Agreement dated as of April 16, 1993 among the Corporation and all of its shareholders, as amended by Amendment No. 1 to Shareholders' Agreement dated as of June 17, 1994 (the "Shareholders' Agreement"). The Subscriber hereby agrees that upon any conversion of the shares of Preferred Stock or exercise of the Warrant, the Subscriber will execute a Joinder Agreement and will agree to be bound by the terms of the Shareholders' Agreement, as it may be amended from time to time, unless the Shareholders' Agreement is terminated prior to the issuance of Common Stock to Subscriber. Notwithstanding the foregoing, however, in the event the Shareholders' Agreement is terminated prior to the issuance of Common Stock to the Subscriber, the Subscriber nevertheless agrees to be bound by the lock-up agreement contained in Section 23 of the Shareholders' Agreement or any similar lock-up agreement then in effect with respect to the Company's shareholders. A copy of the Shareholders's Agreement is available upon request.

         8. The subscription herein shall survive the death or disability of any individual Subscriber and the dissolution or termination of any subscribing entity, and this Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of any such Subscriber. All pronouns and any variations thereof used herein shall be deemed neuter, singular or plural as the identity of the Subscriber may require.

                        [Continued on Following Page]


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         The number of Units subscribed for by the Subscriber and their registration of ownership are set forth as follows:

                             PLEASE TYPE OR PRINT

Owner:                     _______________________________
                           _______________________________
                           Social Security or Federal
                           Employer ID Number

Residence                  _______________________________
Address:                   _______________________________

Mailing Address
(if other than             ________________________________
Residence):                ________________________________

Telephones:                Res. ___________________________
                           Bus. ___________________________

Joint Owner:
(if any):                  ________________________________
                           ________________________________
                           Social Security or Federal
                           Employer ID Number

Residence                  ________________________________
Address:                   ________________________________

Mailing Address
(if other than             ________________________________
Residence):                ________________________________

Telephones:                Res. ___________________________
                           Bus. ___________________________

PREFERRED SHARES TO BE REGISTERED AS INDICATED BELOW:

[   ] Sole ownership
[   ] Joint tenants with right of survivorship
[   ] Tenants in common

Number of Units (consisting of (i) one share of 10% Series C Mandatorily Convertible Preferred Stock convertible into 7.14 shares of Common Stock and
(ii) one Common Stock Purchase Warrant to purchase 7.14 shares of Common Stock at a price of $14.00 per share) subscribed for:

                                         ------------------------
Total Purchase Price ($100.00 per Unit):
                                         ------------------------

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Dated: _______________, 2000


                        SIGNATURE FORM FOR INDIVIDUALS


____________________________________  (SEAL)
Signature

Name: _____________________________


____________________________________  (SEAL)
(Signature of Joint Owner, if any)

Name:  _____________________________


                       SIGNATURE FORM FOR CORPORATIONS:

____________________________________
(Name of corporation)

By:_________________________________
(Signature of Officer)

____________________________________
(Name and Title)

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Dated: ____________________, 2000

       SIGNATURE FORM FOR PARTNERSHIPS OR LIMITED LIABILITY COMPANIES:

____________________________________
(Name of Partnership or LLC)

By its General Partners or Managers:

____________________________________
Name:

____________________________________
Name:

____________________________________
Name:

                          SIGNATURE FORM FOR TRUSTS:

____________________________________
(Full Name of Trust)

By its Trustee (s):

____________________________________
Name:

____________________________________
Name:

____________________________________
Name:

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                          ACCEPTANCE OF SUBSCRIPTION

        The foregoing Subscription Agreement is ACCEPTED on behalf of the Corporation as of this ____ day of __________________, 2000 to the extent of _____________ Units.

                                           INTER*ACT ELECTRONIC MARKETING, INC.

                                           By: _______________________________
                                               Name:
                                               Title:


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